SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. ___)

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GENERAL STEEL HOLDINGS, INC.
(Name of Registrant As Specified In Its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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GENERAL STEEL HOLDINGS, INC.
Kuntai International Mansion Building, Suite 2315
Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District,
Beijing, China 100020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

Notice is hereby given that the Annual Meeting of the Stockholders of General Steel Holdings, Inc. (the “Company”) will be held at the Kuntai International Mansion Building, Suite 2315, Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District, Beijing, China 100020, on July 25, 2008 at 10:00 a.m. (Beijing time) for the following purposes:

1.	To elect the nine members of the Board of Directors for the ensuing year.

2.	To approve and ratify the appointment of Moore Stephens Wurth Frazer and Torbet LLP as the Company’s independent auditors for the year ending December 31, 2008.

3.	To approve and ratify the Company’s 2008 Equity Incentive Plan.

4.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 29, 2008 as the record date for determining the stockholders having the right to vote at the meeting or any adjournment thereof.

Whether or not you plan to attend the annual meeting, you are requested to date, sign and return the enclosed proxy which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying proxy statement and proxy. A return envelope is provided which requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed.

By order of the Board of Directors

By:	/s/ John Chen
John Chen
Secretary

Beijing, China
June 17, 2008

GENERAL STEEL HOLDINGS, INC.
Kuntai International Mansion Building, Suite 2315
Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District,
Beijing, China 100020

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
July 25, 2008

This statement is furnished in connection with the solicitation by the Board of Directors of General Steel Holdings, Inc. (the “Company”) of proxies in the accompanying form for the Annual Meeting (the “Annual Meeting”) of Stockholders to be held on July 25, 2008 at 10:00 a.m. (Beijing time) and at any adjournment thereof. This proxy statement and the enclosed form of proxy were first sent to stockholders on or about July 3, 2008. If the form of proxy enclosed herewith is executed and returned as requested, it may nevertheless be revoked at any time prior to exercise by filing an instrument revoking it or a duly executed proxy bearing a later date. Solicitation of proxies will be made solely by mail at the Company’s expense.

As of the close of business on May 29, 2008, the record date for the Annual Meeting, the Company had outstanding and entitled to vote 34,948,765 shares of common stock, $0.001 par value (“Common Stock”). Each share of Common Stock is entitled to one vote per share on all matters submitted to a vote of stockholders of the Company. Only stockholders of record at the close of business on May 29, 2008 are entitled to vote at the Annual Meeting or at any adjournment thereof.

The presence at the Annual Meeting, in person or by proxy, of the holders of Common Stock holding in the aggregate a majority of the voting power of the Company’s capital stock entitled to vote shall constitute a quorum for the transaction of business.

A majority of the votes properly cast for the election of directors by the stockholders attending the Annual Meeting, in person or by proxy, will elect directors to office.

A majority of the votes properly cast by the stockholders attending the Annual Meeting, in person or by proxy, will decide FOR or AGAINST the approval and ratification of the appointment of Moore Stephens Wurth Frazer and Torbet LLP as the Company’s independent auditors for the year ending December 31, 2008.

A majority of the votes properly cast by the stockholders attending the Annual Meeting, in person or by proxy, will decide FOR or AGAINST the approval and ratification of the Company’s 2008 Equity Incentive Plan.

A majority of votes properly cast upon any other question shall decide the question. Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of directors or any other question and accordingly will have no effect. Stockholders who send in proxies but attend the Annual Meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Broker “non-votes” are shares held by brokers or nominees for which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. If you hold your shares of Common Stock through a broker, bank or other nominee, generally the nominee may only vote your shares in accordance with your instructions. However, if your broker, bank or other nominee has not timely received your instructions, it may vote on matters for which it has discretionary voting authority. The proposals to elect nine members of our Board of Directors and to approve and ratify the appointment of Moore Stephens Wurth Frazer and Torbet LLP as the Company’s independent auditors for the year ending December 31, 2008 are matters on which brokerage firms may vote in their discretion on behalf of their clients, even if such clients have not furnished voting instructions. Brokerage firms are not permitted to vote in their discretion on behalf of their clients on the proposal to approve and ratify the Company's 2008 Equity Incentive Plan, even if such clients have not furnished voting instructions.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

On May 29, 2008, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote 34,948,765 shares of our Common Stock. Each share is entitled to one vote on each matter.

Under our By-laws, the holders of at least a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the meeting.

The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required for election of directors. All other matters similarly require the affirmative vote of a majority of the votes cast at the Annual Meeting.

Security Ownership of Management

The following table sets forth certain information regarding beneficial ownership of Common Stock, as of May 29, 2008, by (i) each of the Company’s executive officers and directors, individually and (ii) the Company’s executive officers and directors, as a group. The percentage of beneficial ownership is based on 34,948,765 shares of Common Stock outstanding as of May 29, 2008.

Common Stock
Name of Beneficial Owner	Number of General Steel Shares Beneficially Owned(1)	Percentage of Class

Zuosheng Yu Chief Executive Officer and Chairman of the Board of Directors	21,938,900	62.8%

John Chen Chief Financial Officer and Director	150,000	*

Ross Warner Director	20,000	*

Danli Zhang Director	615,000	*

John Wong Director	7,500	*

Fred Hsu Director	7,500	*

Chris Wang Director	5,000	*

Qinghai Du Director	1,500	*

Zhongkui Cao Director	1,500	*

All executive officers and directors as a group (9 persons)	22,746,900	65.1%

_________________________________________________

* Represents less than 1% of the outstanding shares of Common Stock.

(1) In accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the applicable ownership total for each person is based on the number of shares of Common Stock held by such person as of May 29, 2008, plus any securities held by such person exercisable for or convertible into shares of Common Stock within 60 days after May 29, 2008. Unless otherwise noted, each of the persons is the record owner of the Common Stock beneficially held by such person.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who own more than 10% of a registered class of equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”) and to furnish the Company with copies of these reports. Based upon our review of the reports received by the SEC, we believe that all filings required to be made by reporting persons for 2007 were made on a timely basis.

Directors and executive officers

The following table sets forth the names and ages of our current directors and executive officers, their principal offices and positions and the date each such person became our director or executive officer. Our directors serve one-year terms until they are re-elected or their successors are elected. The executive officers serve by election of the Board of Directors for one year terms or until their death, resignation, removal or renewal by the Board of Directors. Other than described below, there are no family relationships between any of the directors and executive officers. In addition, there was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

The executive officers are all full time employees of the Company.

The directors and executive officers of the Company are as follows:

Name	Age	Position	Date of appointment
Zuosheng Yu	43	Chairman of the Board of Directors and Chief Executive Officer	10/14/04
John Chen	36	Director / Chief Financial Officer	3/07/05
Danli Zhang	53	Director, General Manager of Longmen Joint Venture	8/28/07
Ross Warner	44	Director	8/24/05
John Wong	41	Independent Director	8/24/05
Qinghai Du	70	Independent Director	8/28/07
Zhongkui Cao	58	Independent Director	4/13/07
Chris Wang	37	Independent Director	11/13/07
Fred Hsu	44	Independent Director	8/28/07

There are no family relationships among any of the above directors or executive officers of the Company. The following directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act): Chris Wang is a director of Fushi Copperweld, Inc., a NASDAQ listed company.

None of the above directors or executive officers has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director or executive officer of the Company or a nominee of any other person.

To the best of our knowledge, none of the following ever occurred to any of our directors and executive officers:

(1) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4) Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Executive Compensation

Compensation Discussion and Analysis

Compensation Philosophy

Our strategic vision as a company is to become one of the largest and most profitable non-government owned steel companies in China. We are firmly committed to this vision and have been willing to utilize all available resources to make it a reality. Our compensation philosophy focuses on an entrepreneurial style that we believe will best enable us to realize our vision in the future.

At this point in our growth, we compensate our CEO, CFO and senior management through salary and fully-vested unregistered shares of Common Stock. We do not currently provide a bonus program, severance benefit program, retirement plan or change in control benefits program. We have engaged a human resources consultant to advise us in developing our compensation philosophy and practice and anticipate implementing many of their recommendations during 2008. Pending stockholder approval, the implementation of the Company’s 2008 Equity Incentive plan is one such recommendation. We also intend to further develop the Company’s overall compensation plan and philosophy during the remainder of 2008 to continue to adequately reward our senior management based on the Company’s growth stage.

The competition for senior management among Chinese companies listed on a US stock exchange is fierce. We compete against companies that are much larger and have greater financial resources with which to attract and retain managers. We do not try to compete for senior management with other companies on the basis of compensation. Instead, we seek to attract and retain qualified candidates who embrace our vision of becoming one of the largest and most profitable non-government owned steel companies in China, realize our long-term potential and are motivated by being pioneers in the field of State Owned Enterprise (SOE) privatization. We seek executives and managers with an entrepreneurial style who are willing to accept lower compensation in the near term with the expectation of greater compensation in the future as we continue to grow and move closer to realizing our vision. As our Company continues to develop, we are forgoing increased compensation for our executives and managers in favor of utilizing available cash resources to expand and grow our business. We also decided not to grant substantial equity awards to our executives and managers as a way of limiting dilution of our existing stockholders’ interests in our Company. Our current management team has been very accepting of our compensation philosophy and has embraced our entrepreneurial spirit.

We spend a great deal of effort and time communicating our vision to those considering working with us. It is vitally important that everyone working with us is committed to our vision and understands our commitment to growing the Company. Our CEO plays an integral role in instilling this vision on an ongoing basis with all our staff. Our work culture is very much like that of an entrepreneurial company characterized by high trust, high loyalty and a high personal sacrifice to current financial reward ratio.

We have been successful in recruiting and retaining senior management using our compensation philosophy. Since 2004 when the Company first became traded on the OTCBB, we have not had any staff resignations among our senior management team. We view this as a validation that we have followed the correct compensation philosophy for this stage in the Company’s development.

Current Status

We understand the salary and stock award amounts may be generally less than those earned by senior managers at other Chinese companies listed on U.S. stock exchanges, and are also likely significantly less than the amounts paid to senior managers of other publicly traded U.S. companies. In determining ranges for these salaries and stock award amounts, we followed the principle that we are a developing company pursuing a goal to rapidly become a significantly larger company. As such, at this stage of development, we believe it is in our stockholders’ best interest to reinvest as much profit as possible back into the Company. However, we also feel that notwithstanding these lower salaries and stock awards, our CEO and CFO remain properly incentivized to help the Company grow and build stockholder value through a combination of their non-compensatory stock holdings and the possibility of higher compensation in the future.

We believe that the level of current compensation is appropriate for the earlier stages of our Company’s development. We realize that our entrepreneurial mindset involves a very high level of trust among our executive team, but would like to reiterate that no member of our executive team has resigned since the Company first became traded on the OTCBB in 2004. Our CEO and CFO have embraced our vision and entrepreneurial style and are willing to accept lower compensation at the present time in exchange for the possibility of increased compensation in the future. We believe that our CEO and CFO are properly incentivized by our current compensation levels combined with the potential to receive increased compensation in the future as we expand. As we continue to grow as a Company and come closer to reaching our vision, we intend to develop a more comprehensive executive compensation program to reward our executives who have performed to our expectations, stayed with the Company and have proven to be integral to our success. We have engaged a human resources consultant to help us with the Company‘s compensation process and practice. We believe the adoption of the Company’s 2008 Equity Incentive Plan, if approved by our stockholders, is an important step in further establishing our compensation process and practice. We intend to further develop our compensation philosophy through the remainder of 2008.

Compensation Elements and Procedure

Salary amounts for our CEO and the CFO are determined through individual negotiations: our CFO negotiates his salary with our CEO, and our CEO negotiates his salary with our Compensation Committee. We have not used any industry benchmarking studies to determine these amounts. The CEO and CFO salaries are paid in full, in RMB, in monthly installments and receive the standard salary tax recording treatment. Stock award amounts are determined by our Compensation Committee. We believe the amounts of these salaries and stock awards adequately reward our CEO and CFO for their yearly total contributions to the Company. We are not currently party to employment agreements with our CEO and CFO and as such we do not have any obligations relating to the termination of these employees or change in control provisions.

The CEO annually reviews the work performance of the CFO and lower level managers. In general, the CEO subjectively evaluates the work performance of our CFO and other senior management based on the job function the executive is expected to fulfill in the management of the Company. During 2007, our CEO had final authority on decisions relating to salary amounts and adjustments, except his own, which the Board of Directors must approve. Going forward, the Compensation Committee will have the final authority on decisions relating to compensation for all of our management including our CEO.

Desiring to reinvest as much profit as possible back into the Company, our CEO has not taken a pay increase since 2003 and our CFO’s salary was not increased from the salary paid to him in 2006. In 2007, we granted fully-vested unregistered shares of our Common Stock to our CEO and CFO for the first time in an effort to further align of their interests with those of our stockholders. Corporate performance plays a significant role in the process of setting compensation for our executive officers. Stock awards help to align the interests of our executive officers with those of our stockholders. During 2007, 50.8% of our CEO’s compensation and 77.5% of our CFO’s compensation was paid in the form of stock awards. We will further develop our strategy and our process of setting compensation and incentives for our executive officers with the assistance of our human resources consultant. We granted fully-vested unregistered shares of our Common Stock to our directors and senior management during the fourth quarter of 2007. The grants were not made as part of an equity compensation plan and are intended as an interim-measure until a more fully-developed compensation philosophy and practice can be adopted. We expect this adoption to happen during 2008 as we have engaged a human resources consultant to advise us on development and practice of a compensation philosophy and anticipate adopting many of the consultant's recommendations.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed the Compensation Discussion and Analysis and based this review recommends that it be included in the this Proxy Statement on Schedule 14A.

Respectfully submitted,
General Steel Holdings, Inc. Board of Directors Compensation Committee
Fred Hsu, Chairman
John Wong
Zhongkui Cao

Summary Compensation Table

The table below sets forth all compensation awarded to, earned by or paid to our Chief Executive Officer and Chief Financial Officer for the indicated fiscal year. No other executive officers received more than $100,000 in total compensation.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Zuosheng Yu,	2007	79,002	81,600	0	0	160,602
Chief Executive Officer	2006	75,342				75,342
John Chen,	2007	23,701	81,600	0	0	105,301
Chief Financial Officer	2006	22,603				22,603

During 2007, we granted fully-vested unregistered shares of Common Stock to our directors and senior management in the fourth quarter. We made the grant as an interim incentive measure until we more fully develop a compensation philosophy and practice. We are currently working with a human resources consultant and expect to implement a more comprehensive compensation policy during 2008.

Director Compensation

The table below sets forth information regarding compensation earned by directors, other than our CEO and CFO, as compensation for their service to the Company during the year ended December 31, 2007.

Name	Stock Awards ($)	Total ($)

Ross Warner	40,800	40,800
John Wong	20,400	20,400
Qinghai Du	4,080	4,080
Zhongkui Cao	4,080	4,080
Chris Wang	0	0
Danli Zhang	40,800	40,800
Fred Hsu	20,400	20,400

Currently, we do not pay annual fees to our directors. During 2007, we granted fully-vested unregistered shares of Common Stock to our directors in the fourth quarter. We made the grant as an interim incentive measure until we more fully develop a compensation philosophy and practice. We determined these amounts based on level of involvement, responsibility and length of service. We are currently working with a human resources consultant and expect to implement a more comprehensive compensation policy during 2008.

Compensation Committee Interlocks And Insider Participation

During the fiscal year ended December 31, 2007, the members of the Compensation Committee were: its Chairman, Fred Hsu, John Wong and Zhongkui Cao. In fiscal 2007, none of the members of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries.

BOARD OF DIRECTORS

Independence of Directors

Our Common Stock is listed on the NYSE Arca exchange. Under NYSE Arca rules, the Board of Directors is required to affirmatively determine that each “independent” director has no material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company. Our Board has determined that the following directors are “independent” as required by NYSE Arca listing standards: Mr. Wong, Mr. Du, Mr. Cao, Mr. Wang and Mr. Hsu. Additionally, all members of our Audit Committee are “independent” as defined in Rule 10A-3(b)(1) under the Exchange Act.

Board Committees and Meetings of the Board of Directors

Our business is managed under the direction of the Board of Directors, which meets regularly during the year to review significant developments affecting us and acts upon matters requiring its approval. The Board of Directors met two times during the fiscal year ended December 31, 2007. All directors attended at least seventy-five percent of the meetings of the Board of Directors held from the time each director commenced serving in such capacity and of the committees of which they were members.

It is our policy to encourage all directors to attend the Annual Meeting of Stockholders.

Our Board of Directors has three standing committees: a Compensation Committee, an Audit Committee and a Nominating Committee. A brief description of the composition and functions of each committee follows.

Compensation Committee

Our Compensation Committee is chaired by Fred Hsu. Its other members are John Wong and Zhongkui Cao. Each member of our Compensation Committee is “independent” within the meaning of the NYSE Arca listing standards. The Compensation Committee met a total of four times during the fiscal year ended December 31, 2007.

The Compensation Committee’s functions are to review and recommend compensation policies and programs, as well as salary and other compensation levels for individual executives, including our Chief Executive Officer. The Compensation Committee makes these recommendations to our Board of Directors which, in turn, provides final approval on individual compensation matters. The Compensation Committee has the authority to retain any advisors, counsel and consultants as the members deem necessary in order to carry out these functions. The Compensation Committee also administers the compensation programs for our employees, including executive officers, reviews and approves all awards granted under these programs, reviews the compensation discussion and analysis section and drafts and approves the annual report on executive compensation required, and recommends their inclusion in the Company’s annual proxy statement as required under U.S. federal securities laws.

Audit Committee

Our audit committee consists of John Wong, Fred Hsu, Zhongkui Cao. Mr. John Wong is the chairman of the audit committee. Each member of our Audit Committee is “independent” within the meaning of the NYSE Arca listing standards. The audit committee held four meetings during the fiscal year ended December 31, 2007.

The primary responsibilities of the audit committee are to review the results of the annual audit and to discuss the financial statements, including the independent auditors’ judgment about the quality of accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the financial statements. Additionally, the audit committee meets with our independent auditors to review the interim financial statements prior to the filing of our Quarterly Reports on Form 10-Q, recommends to our Board of Directors the independent auditors to be retained by us, oversees the independence of the independent auditors, evaluates the independent auditors’ performance, receives and considers the independent auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls, including our system to monitor and manage business risks and legal and ethical compliance programs audit and non-audit services provided to us by our independent auditors, considers conflicts of interest involving executive officers or board members. Our Board of Directors has determined that Mr. Wong is an “audit committee financial expert” as defined by the SEC, and that each member of the audit committee is independent.

Nominating Committee

The Chairman of our Nominating Committee is Zhongkui Cao. Its other members are Fred Hsu and John Wong. All of the members of the Nominating Committee are considered “independent” within the meaning of the NYSE Arca listing standards. The Nominating Committee held one meeting during fiscal year 2007.

The Nominating Committee will recommend criteria for service as a director, review candidates and recommend appropriate governance practices for the Company in light of corporate governance guidelines set forth by NYSE Arca and other regulatory entities, as applicable. The Nominating Committee will consider candidates meeting such criteria who are suggested by directors, management, stockholders and search firms hired to identify and evaluate qualified candidates. From time to time, the Nominating Committee may recommend highly qualified candidates who it believes will enhance the strength, independence and effectiveness of the Company’s Board of Directors. The Nominating Committee will review the size of our Board of Directors annually.

The Nominating Committee will consider nominees for director recommended by stockholders if such recommendations are submitted in writing to our Secretary, John Chen, at Kuntai International Mansion Building, Suite 2315, Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District, Beijing, China 100020. At this time, no additional specific procedures to propose a candidate for consideration by the Nominating Committee, nor any minimum criteria for consideration of a proposed candidate for nomination to the Board of Directors, have been adopted as the Company believes that the procedures currently in place will continue to serve the needs of the Board and stockholders.

Communications with Board of Directors

Although the Board of Directors has not formally adopted a process by which stockholders may communicate directly with directors, it believes that the procedures currently in place and described below will continue to serve the needs of the Board and stockholders. Until such time as the board may adopt a different set of procedures, stockholders who wish to communicate with the Board of Directors, or specific individual directors, may do so by directing correspondence to our Secretary, John Chen at Kuntai International Mansion Building, Suite 2315, Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District, Beijing, China 100020. Such correspondence should prominently display the fact that it is a stockholder-director communication.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2007.

Our management has primary responsibility for the Company’s internal controls and preparing our consolidated financial statements. Our independent registered public accounting firm, Moore Stephens Wurth Frazer and Torbet LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements and of its internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB). The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal controls and audit functions.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. The Audit Committee has also had many discussions, including the required discussions with Moore Stephens Wurth Frazer and Torbet LLP, the Company’s independent registered public accounting firm, regarding matters related to the conduct of the audit of the Company’s annual financial statements. The content of these communications is governed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees”. The Audit Committee has also received written disclosures and the letter from Moore Stephens Wurth Frazer and Torbet LLP required by the PCAOB pursuant to Rule 3600T, which relates to the accountants’ independence from the Company and has discussed with Moore Stephens Wurth Frazer and Torbet LLP their firm’s independence from the Company.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission.

Respectfully submitted,
General Steel Holdings, Inc. Board of Directors Audit Committee
John Wong, Chairman
Fred Hsu
Zhongkui Cao

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has advances to and from Golden Glister Holdings Limited (“Golden Glister”) for short term cash flow purposes. Golden Glister is incorporated in the territory of the British Virgin Islands. The Company’s Chairman, CEO and majority stockholder, Zuosheng Yu (aka Henry Yu) is the majority stockholder of Golden Glister. The Company had a receivable from Golden Glister of $850,400 at December 31, 2006 and the Company was repaid in 2007.

The Company subleased a portion of its land use rights to Tianjin Jing Qiu Steel Market Company, a related party under common control. The Company’s Chairman, CEO and majority stockholder, Zuosheng Yu (aka Henry Yu), is the chairman and the largest stockholder of Jing Qiu Steel Market Company. Total rental income for the years ended December 31, 2007, 2006, and 2005 was $1,587,995, $1,439,121, and $0, respectively.

The Company’s short term loan of $6,855,000 from Shenzhen Development Bank is personally guaranteed by the Company’s Chairman, CEO, and majority stockholder Zuosheng Yu (aka Henry Yu).

Tianjin Dazhan Industry Co., Ltd. (“Dazhan”) and Tianjin Hengying Trading Co., Ltd. (“Hengying”) are steel trading companies controlled by the Company’s Chairman, CEO and majority stockholder, Zuosheng Yu (aka Henry Yu). Dazhan and Hengying acted as trading agents of the Company to make purchases and sales for the Company. For the years ended December 31, 2007 and 2006, through Dazhan and Hengying, the Company purchased a total of $92,584,791 and $81,888,671 of material from these entities, and sold $32,743,626 and $78,849,439 of finished products to these entities, respectively.

The Longmen Joint Venture did not obtain the VAT invoices from the local tax bureau until late July 2007. Before obtaining VAT invoices, all the sales and purchases made by the joint venture were carried out through the Company’s joint venture partner, Longmen Group. In addition to the VAT status issue, the Longmen Joint Venture also made sales through Longmen Group for outstanding sales contracts signed before June 2007. Also some sales through Longmen Group were made due to the established market share and its long term relationship with the customers. All the sales proceeds and purchase payments were recorded as receivables from or payables to Longmen Group. The total receivable from Longmen Group is $67,803,956 and the total payable to Longmen Group is $75,758,145. The net amount of $7,954,189 is payable to Longmen Group.

Total related party sales amounted to $355,538,568 for the year ended December 31, 2007.

All transactions with related parties are for normal business activities and are short term in nature. Settlements for the balances are usually in cash. The following charts summarize the related party transactions as of the years ended December 31, 2007 and 2006:

a.	Accounts receivable -related parties

As of December 31, 2007, the Company had a receivable balance of $565,631 due from Tianjin Jing Qiu Steel Market Co., Ltd. The Company’s Chairman, CEO and majority stockholder, Zuosheng Yu (aka Henry Yu) is a stockholder of Tianjin Jing Qiu.

b.	Short term loan receivable - related parties

As of December 31, 2007, the Company had a short term loan receivable from Tianjin Jing Qiu amounting to $1,233,900. This loan was made for short term cash flow needs and will be repaid upon request.

c.	Other receivables - related parties

Name of related parties	December 31, 2007	December 31, 2006
Golden Glister	$-	$850,400
Beijing Wendlar	1,033,713	-
Yang Pu Capital Automobile	616,950	-
Tianjin Jin Qiu Steel Market	137,100	-
Tong Xin Ye Jin	48,830	-
Yang Pu Sheng Xin	74,113	-
Yang Pu Sheng Hua	2,742	-
	$1,913,448	$850,400

d.	Advances on inventory purchases - related parties

Name of related parties	December 31, 2007	December 31, 2006
Hengying	$8,014,211	$-
Dazhan	1,929,801	-
	$9,944,012	$-

e.	Prepaid expenses - related parties

During 2007, the Company prepaid rental fees for an employee dormitory to a related party, Beijing Wendlar, a Company controlled by Mr. Zuosheng Yu (aka Henry Yu). As of December 31, 2007, the Company had a balance of the prepayment of $191,823, of which $49,356 was current and $142,467 was classified as non current.

f.	Accounts payable due to related parties

Name of related parties	December 31, 2007	December 31, 2006
Longmen Group	$7,954,189	$-
Dazhan	4,249,395	-
Henan Xinmi Kanghua	356,567	-
Zhengzhou Shenglong	269,917	-
Baotou Shengda Steel Pipe	1,472,670	-
	$14,302,738	$-

g.	Short term loan due to related parties

Name of related parties	December 31, 2007	December 31, 2006
HanCheng TongXing	$7,317,027	$-

h.	Other payables due to related parties

Name of related parties	December 31, 2007	December 31, 2006
Beijing Wendlar	$34,275	$-
Tianjin Jin Qiu Steel Market	1,487,600	-
Hengying	563,816	-
Baotou Shengda Steel Pipe	31,095	-
Baogang Jian An	9,597	-
	$2,126,383	$-

i.	Customer deposits - related parties

Name of related parties	Year ended December 31, 2007	Year ended December 31, 2006
Hengying	$6,855,000	$-
Haiyan	2,356,736	-
	$9,211,736	$-
 Transactions with related parties are as follows:

(a)	Sales of goods

Name of related parties	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005

Shaanxi Longmen Steel Group	$355,538,568	$-	$-
	$355,538,568	$-	$-

(b)	Purchase of goods

Name of related parties	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005
Shaanxi Longmen Iron and Steel Group Co., Ltd.	$175,380,794	$-	$-
	$175,380,794	$-	$-

(c)	Rental income

Name of related parties	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005
Tianjin Jing Qiu Steel Market Co., Ltd.	$1,580,040	$1,439,121	$-
	$1,580,040	$1,439,121	$-

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors proposes the following nominees for election as directors to hold office until the Annual Meeting of Stockholders to be held in 2009 or until their successors, if any, have been duly elected and qualified. Each is currently a director and has agreed to serve if elected. Should the nominees become unavailable to accept nomination or election as a director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other person as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors.

INFORMATION CONCERNING NOMINEES

The following list sets out the names of the current directors of the Company, their ages as of May 29, 2008, principal occupations within the five preceding years, and periods during which each director has served as a director of the Company.

Each of our directors is elected to serve until the next Annual Meeting of Stockholders, or until his successor, if any, is duly elected and qualified.

Mr. Zuosheng Yu, age 43, Chairman of the Board of Directors. Mr. Yu joined us in October 2004 and became Chairman of the Board at that time. From April 1986 to February 1992, he was President of Daqiuzhuang Metal Sheets Factory, Tianjin, China. From February 1992 to December 1999, he was General Manager of Sheng Da Industrial Company, Tianjin, China. From November 1999 to March 2001, he was President and Chairman of Board of Directors of Sheng Da Machinery Manufactory, Tianjin, China. Since February 2001, he has been President and Chairman of Board of Directors of Beijing Wendlar Investment Management Group, Beijing, China. Since March 2001, he has been President and Chairman of Board of Directors of Baotou Sheng Da Steel Pipe Limited, Inner Mongolia, China and Chairman of Board of Directors of Sheng Da Steel and Iron Mill, Hebei province, China. Since April 2001, he has been President and Chairman of Sheng Da Industrial Park Real Estate Development Limited. Since December 2001, Mr. Yu has been President and Chairman of Beijing Shou Lun Real Estate Development Company, Beijing, China. Mr. Yu graduated in 1985 graduated from Sciences and Engineering Institute, Tianjin, China. In July 1994, he received a Bachelor degree from Institute of Business Management for Officers. Mr. Yu received the title of “Senior Economist” from the Committee of Science and Technology of Tianjin City in 1994. In July 1997, he received an MBA degree from the Graduate School of Tianjin Party University. Since April 2003, Mr. Yu has held a position as a member of China’s APEC (Asia Pacific Economic Co-operation) Development Council.

Mr. John Chen, age 36, Director. Mr. John Chen joined us in May 2004 and was elected as a director in March 2005. He is the Chief Financial Officer and a Director. From August 1997 to July 2003, he was senior accountant at Moore Stephens Wurth Frazer and Torbet, LLP, Los Angeles, California, USA. He graduated from Norman Bethune University of Medical Science, Changchun city, Jilin province, China in September 1992. He received a B.S. degree in accounting from California State Polytechnic University, Pomona, California, USA in July 1997.

Mr. Ross Warner, age 44 Director. Mr. Warner was elected as a director in August 2005. From July 2003 to October 2006, he was the Chief of Operations at OCDF. From July 2002 to June 2003, he was the country manager for English First in charge of China and Vietnam. From April 2001 to July 2002, he was the non-technical training manager at TTI-China. From July 1998 to December 2000, he worked as a consultant at Info Technology Group, Inc.-Beijing Office. Mr. Warner obtained an MBA from Thunderbird Graduate School in 1988.

Mr. Danli Zhang, age 53, Director. Mr. Zhang joined General Steel and became a director in August 2007. He is currently the General Manager of Shaanxi Longmen Iron and Steel Co., Ltd. For more than 30 years, Mr. Zhang has been working at Shaanxi Longmen Iron and Steel Group in various positions. Mr. Zhang received his Bachelor’s degree from the Xi’an University of Technology and Architecture in 1982.

Mr. Qinghai Du, age 70, Independent Director. Mr. Du was elected as a director in August 2007. Mr. Du is currently the General Engineer for Beijing Industrial Design and Research Institute. During the past forty years, he as served as the Chief Engineer and Section Chief at both Baotou Design and Research Institute of Iron and Steel, and the Design Institute of Capital Iron and Steel. Mr. Du received his Bachelor degree in Iron and Steel Metallurgy from the Beijing University of Science and Technology, formerly known as Beijing University of Iron and Steel Technology, in 1963.

Mr. Zhongkui Cao, age 58, Independent Director. Mr. Cao was elected as a director in April 2007.  He is currently the Chairman of Baogang United Steel, the Shanghai Stock Exchange publicly traded subsidiary of Baotou Iron and Steel Group. Previously, Mr. Cao was President and Chairman of the Board at Baotou Metallurgy Machinery State-owned Asset Management Co. Mr. Cao graduated from Baotou Institute of Iron and Steel in 1974.

Mr. John Wong, age 41, Independent Director. Mr. Wong was elected as an independent director in August 2005. From June 2003 to present, he is the managing partner of Vantage & Associates. From January 2000 to March 2003, he was the director at Deloitte Touche Corporate Finance, Shanghai. From July 1998 to December 1999, he was director of Amrex Capitals. From July 1996 to June 1998, he worked as senior audit manager at Ernest & Young, Hong Kong. Mr. Wong graduated from Melbourne University in 1989. He obtained Independent Directorship Certificate in 2002.

Mr. Chris Wang, age 37, Independent Director. Mr. Wang was elected as an independent director in November 2007. He is currently the President, Chief Financial Officer and Director of Fushi Copperweld, Inc., a NASDAQ listed Company. From November 2004 to March 2005, Mr. Wang was Executive Vice President at Redwood Capital. From September 2002 through November 2004, Mr. Wang was an assistant Vice President in the portfolio management department at Century Investment Corporation and before that, in 2001, was a summer associate with the Credit Suisse First Boston investment banking team in Hong Kong. Mr. Wang received a degree in English from Beijing University of Science and Technology in 1994 and a MBA in Finance and Corporate Accounting from the University of Rochester in New York in 2002.

Mr. Fred Hsu, age 44, Independent Director. Mr. Hsu was elected as a director in August 2007. He is currently the Managing Director of Sagem Communications China, a division of Safran Inc., a global 500 Company based in Paris, France. From 1998 to 2003 he was General Manager for Philips Electronics Wired Telecommunications Business Unit. From 1993 to 1998, he was the Chief Financial Officer for Wella Cosmetics, China. Mr. Hsu received a BBA degree in International Trade and Finance from Louisiana State University in 1987. Mr. Hsu obtained an MBA from Thunderbird Graduate School in 1988.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

Directors must be elected by a majority of the votes cast. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal. Proxies executed on the enclosed form will be voted, in absence of other instructions, FOR the election of the persons named above.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR”
THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

It is proposed that our stockholders ratify the appointment by the Audit Committee of Moore Stephens Wurth Frazer and Torbet LLP, as our independent registered public accounting firm, for the year ending December 31, 2008.

Approval by the stockholders of the appointment of our independent registered public accounting firm is not required by law, any applicable stock exchange regulation or by our organizational documents, but the Audit Committee is submitting this matter to stockholders for ratification as a corporate governance practice. Ultimately, the Audit Committee retains full discretion and will make all determinations with respect to the appointment of the independent registered public accounting firm.

Independent Registered Public Accounting Firm Fees and Services

Fees for professional services provided by our independent registered public accounting firm in each of the last two fiscal years, in each of the following categories are as follows:

2007	2006
Audit fees	$805,000	$180,000
Audit related fees	$-	$-
Tax fees	$5,000	$7,000
All other fees	$-	$-

Note - The substantial increase in 2007 audit fees is due to the addition of two joint venture companies which greatly increased the complexity of the Company.

Audit fees were for the audit of our annual financial statements and the review of our financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by Moore Stephens Wurth Frazer and Torbet, LLP in connection with the statutory and regulatory filings. Tax fees involved the preparation of our consolidated tax returns.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairman, or any Audit Committee member in his absence, when services are required on an expedited basis, with such pre-approval disclosed to the full Audit Committee at its next scheduled meeting. None of the fees paid to the independent auditors under the categories “Audit-Related,” and “Tax Fees” described above were approved by the Audit Committee prior to services being rendered pursuant to the de minimis exception established by the SEC.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

The affirmative vote of a majority of votes cast at the annual meeting at which a quorum is present and voting, either in person or by proxy, is required for approval of this proposal. When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon or, if no direction is indicated, the shares will be voted FOR approval and ratification of the appointment of Moore Stephens Wurth Frazer and Torbet LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

THE BOARD OF DIRECTORS DEEMS THE APPROVAL AND RATIFICATION OF THE APPOINTMENT OF MOORE STEPHENS WURTH FRAZER AND TORBET LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2008 TO BE IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

PROPOSAL THREE

APPROVAL OF OUR 2008 EQUITY INCENTIVE PLAN

Our 2008 Equity Incentive Plan (the “2008 Plan”) was approved by the Board of Directors on June 19, 2008, subject to approval by our stockholders. A copy of our 2008 Plan is attached to this Proxy Statement as Appendix A. Our 2008 Plan is intended to encourage ownership of Common Stock by selected employees, directors and consultants of the Company and our subsidiaries and affiliates and to provide an additional incentive to such employees, directors and consultants to promote our success. The 2008 Plan will be administered by our Compensation Committee (the “Committee”).

This proposal is also being submitted to stockholders for approval to ensure qualification of our 2008 Plan under NYSE Arca rules and to allow us to grant incentive stock options under the plan. In addition, if the 2008 Plan is approved by our stockholders and the other conditions of Internal Revenue Code Section 162(m) relating to performance-based compensation are satisfied, compensation paid to covered employees pursuant to the 2008 Plan will be deductible under Section 162(m).

Description of Principal Features of our 2008 Plan

We may generally grant five types of awards under our 2008 Plan: restricted stock, stock options (including both incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code and nonqualified options (“NQSOs”), which are options that do not qualify as ISOs), phantom stock, stock bonus awards and other awards (including stock appreciation rights). In addition, the Committee may, in its discretion, make other awards valued in whole or in part by reference to, or otherwise based on, our common stock.

We have reserved a total of 1,000,000 shares of Common Stock for issuance under our 2008 Plan, subject to equitable adjustment upon the occurrence of any stock dividend or other distribution, recapitalization, reclassification, stock split, subdivision reorganization, merger, consolidation, combination, repurchase, or share exchange, or other similar corporate transaction or event. Officers, including our named executive officers, employees, directors and consultants are eligible to receive awards under the 2008 Plan, in the discretion of the Committee. To date, no awards have been granted under our 2008 Plan. Awards will become exercisable or otherwise vest at the times and upon the conditions that the Committee may determine, as reflected in the applicable award agreement, except that awards of restricted stock, phantom stock, stock bonuses and Other Awards (as defined below) other than stock appreciation rights granted in connection with stock options must vest over the minimum periods, if any, required by the 2008 Plan, as described below. The Committee has the authority to accelerate the vesting and/or exercisability of any outstanding award, provided that the Committee determines that such acceleration is necessary or desirable in light of extraordinary circumstances. Awards also accelerate automatically under the 2008 Plan upon the occurrence of certain events, as described below under “Other Features of the 2008 Plan.” Because awards under the 2008 Plan are discretionary, it is not possible to determine the size of future awards.

Restricted Stock. The Committee may grant restricted shares of Common Stock to such persons, in such amounts, at such price, if any, and subject to such terms and conditions as the Committee may determine in its discretion. Except for restrictions on transfer and such other restrictions as the Committee may impose, participants will have all the rights of a stockholder with respect to the restricted stock. Unless the Committee determines otherwise, termination of employment during the restricted period will result in the forfeiture by the participant of all shares still subject to restrictions. If a participant’s employment is terminated “For Cause” (as defined in the 2008 Plan), then the participant will immediately forfeit all shares not vested as of the date of termination.

Stock Options. Options entitle the holder to purchase shares of Common Stock during a specified period at a purchase price specified by the Committee. Such price shall not be less than 100% of the fair market value of the shares as determined on the date the option is granted. Each option granted under the 2008 Plan will be exercisable for a period of 10 years from the date of grant, or such lesser period as the Committee shall determine. Options may be exercised in whole or in part by the payment of cash of the full option price of the shares purchased. The 2008 Plan provides that the Committee may stipulate in the applicable agreement that the option may be subject to cancellation by the Company. If a participant’s employment is terminated “For Cause”, then the participant will immediately lose the right to exercise any unexercised options.

Phantom Stock. A phantom stock award is an award of the right to receive upon the vesting date of the award an amount of cash, Common Stock or other property based upon an increase in the value of the shares during the term of the award. Phantom stock awards will be subject to a minimum one year vesting period. If a participant’s employment is terminated “For Cause,” then the participant will forfeit all unvested phantom stock awards.

Stock Bonus Awards. A stock bonus award is an award of Common Stock made at the discretion of the Committee. Stock bonus awards will only be granted in lieu of salary or cash bonus otherwise payable to a participant. Otherwise, stock bonus awards will be made upon such terms and conditions (if any) as the Committee may determine. If a participant’s employment is terminated “For Cause,” then the participant will forfeit all unvested stock.

Other Awards (including Stock Appreciation Rights). Other forms of awards (including any stock appreciation rights, referred to as “Other Awards”) valued in whole or in part by reference to, or otherwise based on, shares may be granted either alone or in addition to other awards under the 2008 Plan. Subject to the provisions of the 2008 Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares to be granted pursuant to such Other Awards and all other conditions of such Other Awards, except that Other Awards (other than stock appreciation rights granted in connection with stock options) will be subject to a minimum one year vesting period. A stock appreciation right may be granted in connection with an option, either at the time of grant or at any time thereafter during the term of the option, or may be granted unrelated to an option. If a participant’s employment is terminated “For Cause,” then the participant will immediately lose the right to exercise any unexercised stock appreciation rights or Other Awards.

Other Features of the 2008 Plan

The 2008 Plan may be amended by our Board of Directors, subject to stockholder approval where necessary to satisfy applicable laws or regulatory requirements and for amendments which increase the number of shares available under the 2008 Plan, materially change the class of persons eligible under the 2008 Plan, would have the effect of materially increasing the benefits accruing to participants under the 2008 Plan or materially alter the vesting provisions for awards of restricted stock. No award outstanding under our 2008 Plan may be repriced, regranted through cancellation or otherwise amended to reduce the exercise price without the approval of our stockholders

The 2008 Plan provides that a participant who terminates employment other than for cause, death, disability or retirement shall generally have three months to exercise the vested portion of his or her award except for NQSOs for which such exercise period shall be six months. If a participant dies or his or her employment ceases due to total and permanent disability (as determined by the Committee), the award shall become fully exercisable and the participant or his or her representative may generally exercise the award within one year of the participant’s cessation.

The 2008 Plan provides that upon a participant’s retirement (as defined in the 2008 Plan), awards granted to such participant under the 2008 Plan accelerate and become fully vested for 50% of the number of shares covered by the unvested awards and for an additional 10% for every full year of employment beyond ten years. Upon retirement, awards may generally be exercised within one year of retirement to the extent vested upon retirement.

Awards granted under the 2008 Plan are non-transferable, other than by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or as otherwise permitted by the Committee.

Awards granted under the 2008 Plan terminate upon our dissolution or liquidation (other than in connection with a merger, consolidation or reorganization). The participant may exercise, immediately prior to the dissolution or liquidation, the award to the extent then exercisable on the date immediately prior to such dissolution or liquidation.

The 2008 Plan provides that if awards are assumed or replaced in a non-hostile change of control and a designated employee (including all of our executive officers) is either terminated other than “For Cause” or leaves for good reason at any time within two years following a non-hostile change of control, his or her awards, as assumed or replaced, will accelerate and become fully vested or exercisable, as the case may be. Options and stock appreciation rights held by the designated employee are then exercisable until the earlier of one year following the designated employee’s termination date and the expiration date of the option or stock appreciation right, as the case may be. The 2008 Plan also provides that if we elect to terminate the 2008 Plan or cash out stock options or stock appreciation rights prior to a non-hostile change of control, then each affected award of executive officers as well as all other employees will accelerate and become fully exercisable immediately prior to the change of control. In the event of a hostile change of control, the 2008 Plan provides that awards to executive officers as well as all other employees, directors and consultants will accelerate and become fully exercisable immediately prior to the change of control.

Certain Federal Income Tax Consequences

Set forth below is a discussion of certain United States federal income tax consequences with respect to awards that may be granted pursuant to the 2008 Plan. The following discussion is a brief summary only, and reference is made to the Internal Revenue Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the 2008 Plan.

Incentive Stock Options. In general, no taxable income is realized by a participant upon the grant of an ISO. Shares are issued to participants upon the exercise of options (“Option Shares”). If Option Shares are issued to a participant pursuant to the exercise of an ISO and the participant does not dispose of the Option Shares within the two-year period after the date of grant or within one year after the receipt of such Option Shares by the participant (a “disqualifying disposition”), then, generally (i) the participant will not realize ordinary income with respect to the option and (ii) upon sale of such Option Shares, any amount realized in excess of the exercise price paid for the Option Shares will be taxed to such participant as capital gain. The amount by which the fair market value of the shares on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant’s “alternative minimum taxable income.”

If Option Shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the Option Shares at the time of exercise (or, if less, the amount realized on the disposition of the Option Shares) over the exercise price paid for the Option Shares.

Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as an NQSO as discussed below.

Nonqualified Stock Options. In general, no taxable income is realized by a participant upon the grant of an NQSO. Upon exercise of an NQSO, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the Option Shares at the time of exercise over the exercise price paid for the Option Shares.

In the event of a subsequent sale of Option Shares received upon the exercise of an NQSO, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the Option Shares over the participant’s basis in such Option Shares. The participant’s basis in the Option Shares will generally equal the amount paid for the Option Shares plus the amount included in ordinary income by the participant upon exercise of the NQSO.

Restricted Stock. A participant will not recognize any income upon the receipt of restricted stock unless the holder elects under Section 83(b) of the Internal Revenue Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to us. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock are subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, we generally will be entitled to a deduction in the same amount.

Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder’s basis in such shares.

Other Types of Awards. The grant of a stock appreciation right will not result in income for the grantee or in a tax deduction for us. Upon the settlement of such a right or the payment of a stock bonus award, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction in the same amount.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

The affirmative vote of a majority of votes cast at the Annual Meeting at which a quorum is present and voting, either in person or by proxy, is required for approval of this proposal. When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon or, if no direction is indicated, the shares will not be voted.

THE BOARD OF DIRECTORS DEEMS THE RATIFICATION AND APPROVAL OF THE COMPANY’S 2008 EQUITY INCENTIVE PLAN TO BE IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

STOCKHOLDER PROPOSALS

Proposals of Stockholders intended to be presented at the Annual Meeting of Stockholders in 2009 must be received by February 20, 2009 in order to be considered for inclusion in our Proxy Statement and form of proxy to that meeting. Stockholder requests should be directed to our Secretary, John Chen at our address set forth on the first page of this Proxy Statement.

A stockholder of the Company may wish to have a proposal presented at the Annual Meeting of Stockholders in 2009, but not to have such proposal included in our Proxy Statement and form of proxy relating to that meeting. If notice of any such proposal is not received by us at our address set forth on the first page of this Proxy Statement by May 19, 2009 then such proposal will be deemed “untimely” for purposes of Rule 14a-5(e) promulgated under the Exchange Act and, therefore, we will have the right to exercise discretionary voting authority with respect to such proposal.

SOLICITATION OF PROXIES

The accompanying form of proxy is being solicited on behalf of our Board of Directors. The expenses of solicitation of proxies for the Annual Meeting will be paid by us. In addition to the mailing of proxy material, such solicitation may be made in person, by telephone, facsimile, or electronic mail by directors, officers, and our regular employees, none of whom will receive additional compensation for such solicitation.

AVAILABILITY OF CERTAIN DOCUMENTS

Our Code of Ethics, Corporate Governance Guidelines and the Charters for the Audit, Compensation, and Nominating Committees of the Company’s Board of Directors are published on the Company’s website at http://www.gshi-steel.com. The Company is not including the information contained on or available through its website as a part of, or incorporating such information by reference into, this proxy statement.

“HOUSEHOLDING” OF PROXY MATERIALS

Recent changes in the regulations regarding the delivery of copies of proxy materials and annual reports to stockholders permit the Company and brokerage firms to send one annual report and proxy statement to multiple stockholders who share the same address under certain circumstances. Stockholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke such a consent previously provided to a broker, that stockholder must contact the broker to revoke the consent. If, at any time, a stockholder wishes to receive a separate proxy statement and our annual report, the stockholder may receive copies by contacting John Chen, Secretary of the Company at +86(10) 58797346, General Steel Holdings, Inc., Kuntai International Mansion Building, Suite 2315, Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District, Beijing 100020. Stockholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner. Stockholders holding shares through a broker can request a single copy by contacting the broker.

APPENDIX A

GENERAL STEEL HOLDINGS, INC.

2008 EQUITY INCENTIVE PLAN

1.	Purpose; Establishment

The General Steel Holdings, Inc. 2008 Equity Incentive Plan (the “Plan”) is intended to encourage ownership of shares of the Company’s Common Stock by selected Employees, Directors, and Consultants of the Company and its Affiliates and to provide an additional incentive to those Employees, Directors, and Consultants to promote the success of the Company and its Affiliates. The Plan has been adopted and approved by the Board of Directors and the stockholders of the Company and is effective as of June __, 2008.

2.	Definitions

As used in the Plan, the following definitions apply to the terms indicated below:

(a) “Affiliate” means any entity if, at the time of granting of an Award (A) the Company, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity or (B) such entity, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of the Company.

(b) “Agreement” shall mean either the written agreement between the Company and a Participant or a written notice from the Company to a Participant evidencing an Award.

(c) “Award” shall mean any Option, Restricted Stock, Phantom Stock, Stock Bonus, Stock Appreciation Right or Other Award granted pursuant to the terms of the Plan.

(d) “Board of Directors” shall mean the Board of Directors of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f) “Committee” shall mean, at the discretion of the Board of Directors, the full Board of Directors or the Compensation Committee of the Board of Directors.

(g) “Company” shall mean General Steel Holdings, Inc., a Nevada corporation.

(h) “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

(i) “Consultant” shall mean any individual or entity who is performing advisory or other consulting services for the Company.

(j) A “Corporate Change in Control” shall be deemed to have occurred:

(i) upon the acquisition of beneficial ownership (as determined pursuant to the provisions of Rule 13d-3 under the Exchange Act and Treas. Reg. §1.409A-3(i)(5)) (“Treasury Regulation”) of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities by a person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act and the Treasury Regulation (excluding for this purpose, the Company or its Affiliates, or any employee benefit plan of the Company), pursuant to a transaction or series of related transactions which the Board of Directors does not approve; or

(ii) at such time as individuals who as of January 1, 2008 constitute the Board of Directors (the “Incumbent Board”) cease during any 12-month period for any reason to constitute a majority of the Board of Directors, provided that any person becoming a director subsequent to January 1, 2008 whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall, for purposes of the Plan, be considered as though such person were a member of the Incumbent Board (unless such individual is an individual whose initial assumption of office is in connection with an actual or threatened election contest related to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act and the Treasury Regulation); or

(iii) the occurrence of any other event which is considered a Corporate Change in Control under the Treasury Regulation.

(k) “Corporate Transaction” shall mean the following unless and until the transaction becomes a Corporate Change in Control:

(i) a reorganization, recapitalization, merger or consolidation unless more than fifty percent (50%) of the Company’s outstanding voting stock or the voting stock of the corporation resulting from the transaction (or the parent of such corporation) is held subsequent to the transaction by the persons who held the stock of the Company immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company to a successor in interest to the business of the Company.

(l) “Covered Employee” shall have the meaning set forth in Section 162(m) of the Code.

(m) “Designated Employee” shall mean an Employee designated by the Committee, in its sole discretion, as a “Designated Employee” for purposes of the Plan at any time prior to the effective date of a Corporate Transaction.

(n) “Director” shall mean a member of the Board of Directors.

(o) “Effective Date” shall mean June __, 2008.

(p) “Employee” shall mean an individual employed by the Company or an Affiliate as a common law employee (determined under the regular personnel policies, practices and classifications of the Company or the Affiliate, as applicable). An individual is not considered an Employee for purposes of the Plan if the individual is classified as a consultant or contractor under the Company or an Affiliate’s regular personnel classifications and practices, or if the individual is a party to an agreement to provide services to the Company or an Affiliate without participating in the Plan, notwithstanding that such individual may be treated as a common law employee for payroll tax, coverage requirements under Section 410(b) of the Code, nondiscrimination requirements under Section 401(a)(4) of the Code or other legal purposes.

(q) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(r) “Fair Market Value” of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange (including the NYSE Arca) on which such shares are traded on the date of grant, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the date of grant. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors or the Committee in accordance with the Treasury Regulation. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

(s) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an incentive stock option.

(t) “Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(u) “Option” shall mean an option to purchase shares of Common Stock granted pursuant to Section 7.

(v) “Other Award” shall mean an award granted pursuant to Section 11.

(w) “Participant” shall mean an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan.

(x) “Phantom Stock” shall mean the right, granted pursuant to Section 9, to receive in cash, shares or other property an amount, the value of which is related to the Fair Market Value of a share of Common Stock.

(y) “Restricted Stock” shall mean a share of Common Stock which is granted pursuant to the terms of Section 8 and which is subject to restrictions as set forth in Section 8(d).

(z) “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(aa) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(bb) “Stock Appreciation Right” shall mean the right to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock (as determined on the date of exercise), over (i) if the Stock Appreciation Right is not related to an Option, the purchase price of a share of Common Stock on the date the Stock Appreciation Right was granted, or (ii) if the Stock Appreciation Right is related to an Option, the purchase price of a share of Common Stock specified in the related Option, and pursuant to such further terms and conditions as are provided under Section 11.

(cc) “Stock Bonus” shall mean a bonus payable in shares of Common Stock granted pursuant to Section 10.

(dd) Treasury Regulation” shall mean the regulations under 26 U.S.C. §1.409A and any section or subsection thereof specified herein.

(ee) “Vesting Date” shall mean the date established by the Committee on which an Award shall vest.

3.	Stock Subject to the Plan

(a) Shares Available for Awards.    The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 1,000,000 shares (subject to adjustment as provided herein). Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b) Adjustment for Change in Capitalization.    In the event that any dividend or other distribution is declared (whether in the form of cash, Common Stock, or other property), or there occurs any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, unless otherwise determined by the Committee in its sole and absolute discretion, (1) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of stock or other property issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any outstanding Award, and (4) the maximum number of shares subject to Awards which may be awarded to any Participant during any tax year of the Company shall be equitably adjusted as necessary to prevent the dilution or enlargement of the rights of Participants; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

(c) Adjustment for Change or Exchange of Shares for Other Consideration.    In the event the outstanding shares of Common Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a recapitalization, reclassification, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event (“Transaction”), then, unless otherwise determined by the Committee in its sole and absolute discretion, (1) each outstanding Option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Common Stock subject to the Option would have been changed or exchanged had the Option been exercised in full prior to such transaction, provided that, if necessary, the provisions of the Option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Option, and (2) each outstanding Award that is not an Option and that is not automatically changed in connection with the Transaction shall represent the number and/or kind of shares of capital stock, and/or the amount of cash, securities or other property so distributed, into which the number of shares of Common Stock covered by the outstanding Award would have been changed or exchanged had they been held by a shareholder of the Company.

(d) Reuse of Shares.    The following shares of Common Stock shall again become available for Awards: (1) any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever; (2) any shares of Restricted Stock forfeited and (3) any previously owned or withheld shares of Common Stock obtained by the Participant pursuant to an Award and received by the Company in exchange for Option shares upon a Participant’s exercise of an Option, as permitted under Section 7(c)(ii).

4.	Administration of the Plan

The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Common Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in any applicable performance goals in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its sole and absolute discretion, without amendment to the Plan, waive or amend the operation of Plan provisions respecting exercise after termination of employment or service to the Company or an Affiliate and, except as otherwise provided herein, adjust any of the terms of any Award. The Committee may also (a) accelerate the date on which any Award granted under the Plan becomes exercisable or (b) accelerate the Vesting Date or waive or adjust any condition imposed hereunder with respect to the vesting or exercisability of an Award, provided that the Committee determines that such acceleration, waiver or other adjustment is necessary or desirable in light of extraordinary circumstances and does not trigger the application of §409A of the Internal Revenue Code of 1986, as amended (“Code”). Notwithstanding anything in the Plan to the contrary, no Award outstanding under the Plan may be repriced, regranted through cancellation or otherwise amended to reduce the exercise price applicable thereto (other than with respect to adjustments made in connection with a Transaction or other change in the Company’s capitalization) without the approval of the Company’s stockholders.

5.	Eligibility

The persons who shall be eligible to receive Awards pursuant to the Plan shall be such Employees (including officers of the Company, whether or not they are members of the Board of Directors), Directors and Consultants as the Committee shall select from time to time. The grant of an Award hereunder in any year to any Employee, Director or Consultant shall not entitle such person to a grant of an Award in any future year.

6.	Awards Under the Plan; Agreements

The Committee may grant Options, shares of Restricted Stock, shares of Phantom Stock, Stock Bonuses, Stock Appreciation Rights and Other Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Each Award granted under the Plan shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable which are not in conflict with the terms of the Plan. By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.	Options

(a) Identification of Options.    Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. Each Option shall state the number of shares of the Common Stock to which it pertains. Incentive Stock Options may only be granted to Employees.

(b) Exercise Price.    Each Agreement with respect to an Option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the Option. Subject to Section 7(d) (if applicable), the option exercise price per share shall be determined by the Committee at the time of grant and shall be in an amount at least equal to the Fair Market Value on the date of grant.

(c) Term and Exercise of Options.

(i) Each Option shall become exercisable at the pre-determined time or times determined by the Committee or upon the achievement of the performance objectives determined by the Committee, in each case as set forth in the applicable Agreement. Subject to Section 7(d) (if applicable), the expiration date of each Option shall be ten (10) years from the date of the grant thereof, or at such earlier or later time as the Committee shall expressly state in the applicable Agreement.

(ii) An Option shall be exercised by delivering written notice of exercise to the Company on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and which exercise method shall be used, as determined by the Committee in its sole discretion, and the Committee may approve payment in whole or in part by an alternative method, including (i) by means of any cashless exercise procedure approved by the Committee, (ii) in the form of unrestricted shares of Common Stock already owned by the Participant on the date of surrender to the extent the shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Common Stock may be authorized only at the time of grant, (iii) by check or payroll deduction or (iv) any combination of the foregoing.

(iii) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

(iv) An Agreement may stipulate that an Option which becomes exercisable shall be subject to cancellation. In such event, the Committee shall determine the date or dates, or event or events, upon which such cancellation shall become effective, as the case may be, and those provisions shall be set forth in the applicable Agreement.

(d) Limitations on Incentive Stock Options.

(i) The exercise price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be not less than the Fair Market Value of a share of Common Stock as determined on the date of grant.

(ii) To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or an Affiliate shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(e) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

8.	Restricted Stock

(a) Price.    At the time of the grant of shares of Restricted Stock that do not represent deferred compensation, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(b) Vesting Date.    At the time of the grant of shares of Restricted Stock, the Committee may establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(c) are satisfied, and except as provided in Section 8(h), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(d) shall lapse.

(c) Conditions to Vesting.    At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

(d) Restrictions on Transfer Prior to Vesting.    Prior to the vesting of a share of Restricted Stock, no transfer of a Participant’s rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

(e) Dividends on Restricted Stock.    The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

(f) Issuance of Certificates.    Following the date of grant with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of or for the account of the Participant to whom such shares were granted, evidencing such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in or imposed pursuant to the General Steel Holdings, Inc. 2008 Equity Incentive Plan.

Such legend shall not be removed until such shares vest pursuant to the terms hereof.

Each certificate issued pursuant to this Section 8(f), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

(g) Consequences of Vesting.    Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(d) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(f).

(h) Effect of Termination of Employment or Service.    Except as set forth in Section 12(c), (d) or (e) or as set forth in the applicable Agreement, upon the termination of a Participant’s employment or service, for any reason other than For Cause, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company together with any dividends paid on such shares; provided that if the Committee, in its sole and absolute discretion, shall within thirty (30) days after such termination of employment or service, notify the Participant in writing of its decision not to terminate the Participant’s rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

(i) In the event of the termination of a Participant’s employment or service For Cause, any and all shares which have not vested shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company, together with any dividends paid on such shares, in return for which the Company shall repay to the Participant any amount paid by the Participant for such shares.

(j) Special Provisions Regarding Awards.  Notwithstanding anything to the contrary contained herein, Restricted Stock granted pursuant to this Section 8 to Covered Employees, Consultants or Directors may be based on the attainment of performance goals pre-established by the Committee. To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend the aforementioned business criteria. Such shares of Restricted Stock shall be released from restrictions only after the attainment of such performance measures has been certified by the Committee.

9.	Phantom Stock

(a) General.    Grants of units of Phantom Stock may be granted by the Committee in its discretion, provided that any such Award shall (except as otherwise provided in Section 12, 13 or 14 hereof) have a final Vesting Date not earlier than the first anniversary of the date of grant of the Award.

(b) Vesting Date.    At the time of the grant of units of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such units (subject to the provisions of Section 9(a) hereof). The Committee may divide such units into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 9(c) are satisfied, and except as provided in Section 9(d), upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such unit shall vest.

(c) Benefit Upon Vesting.    Upon the vesting of a unit of Phantom Stock, the Participant shall be paid, within 30 days of the date on which such unit vests, an amount, in cash and/or shares of Common Stock, as determined by the Committee, equal to the sum of (1) the Fair Market Value of a share of Common Stock on the date on which such share of Phantom Stock vests and (2) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the unit of Phantom Stock was granted and terminating on the date on which such unit vests.

(d) Conditions to Vesting.    At the time of the grant of units of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such units as it, in its absolute discretion, deems appropriate, to be contained in the Agreement.

(e) Effect of Termination of Employment or Service.    Except as set forth in Section 12(c), (d) or (e)  or as otherwise provided in the applicable Agreement, units of Phantom Stock that have not vested, together with any dividends credited on such units, shall be forfeited upon the Participant’s termination of employment or service, for any reason.

(f) Special Provisions Regarding Awards.    Notwithstanding anything to the contrary contained herein, the vesting of Phantom Stock granted pursuant to this Section 9 to Covered Employees, Consultants or Directors may be based on the attainment of performance criteria as described in Section 8(j), in each case, as determined in accordance with generally accepted accounting principles. No payment in respect of any such Phantom Stock award shall be paid to a Covered Employee, Consultant or Director, until the attainment of the respective performance measures have been certified by the Committee.

10.	Stock Bonuses

Stock Bonus Awards may be granted by the Committee in its discretion, provided that any such Award shall be granted only in lieu of salary or cash bonuses payable to the Participant and shall (except as otherwise provided in Section 12, 13 or 14 hereof) have a final Vesting Date not earlier than the first anniversary of the date of grant of the Award. In the event that the Committee grants a Stock Bonus, a certificate for the shares of Common Stock constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable. Each Stock Bonus Award granted hereunder shall be payable within the earlier of (i) two and one half months after the end of the fiscal year of the Company it is granted, or (ii) the date the related salary or cash bonus was otherwise to be paid.

11.	Other Awards; Stock Appreciation Rights

(a) Other forms of Awards (including any Stock Appreciation Rights, hereinafter “Other Awards”) valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to other Awards under the Plan. Other Awards may be granted by the Committee in its discretion, provided that any such Other Award shall (except as otherwise provided in Section 12, 13 or 14 hereof or with respect to Stock Appreciation Rights granted in connection with an Option) have a final Vesting Date not earlier than the first anniversary of the date of grant of the Award. Subject to the provisions of the Plan (including those set forth in the preceding sentence), the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Common Stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

(b) A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option, or may be granted unrelated to an Option.

(c) A Stock Appreciation Right related to an Option shall require the holder, upon exercise, to surrender such Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, in order to receive cash payment of any amount computed pursuant to Section 11(f). Such Option will, to the extent surrendered, then cease to be exercisable.

(d) In the case of Stock Appreciation Rights granted in relation to Options, if the Appreciation Right covers as many shares as the related Option, the exercise of a related Option shall cause the number of shares covered by the Stock Appreciation Right to be reduced by the number of shares with respect to which the related Option is exercised. If the Stock Appreciation Right covers fewer shares than the related Option, when a portion of the related Option is exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only to the extent necessary so that the number of remaining shares subject to the Stock Appreciation Right is not more than the remaining shares subject to the Option.

(e) Subject to Section 11(k) and to such rules and restrictions as the Committee may impose, a Stock Appreciation Right granted in connection with an Option will be exercisable at such time or times, and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

(f) Upon the exercise of a Stock Appreciation Right related to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:

(i) The difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

(ii) The number of shares as to which such Stock Appreciation Rights will have been exercised.

Notwithstanding anything herein to the contrary, payment of any Stock Appreciation Rights shall comply with §409A of the Internal Revenue Code of 1986, as amended.

(g) A Stock Appreciation Right granted without relationship to an Option will be payable at such times as are specified in the Plan or any separate Agreement with the Participant, but in no event after ten years from the date of grant.

(h) A Stock Appreciation Right granted without relationship to an Option will entitle the holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:

(i) The difference obtained by subtracting the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

(ii) the number of shares as to which such Stock Appreciation Rights will have been exercised.

(i) Notwithstanding subsections (f) and (h) above, the Committee may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted on the instrument evidencing the Participant’s Stock Appreciation Right granted hereunder.

(j) Payment of the amount determined under subsections (f) and (h) above may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or a combination of cash and shares. If the Committee decides that full payment will be made in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

(k) The Committee may impose such additional conditions or limitations on the exercise of a Stock Appreciation Right as it may deem necessary or desirable to secure for holders of Stock Appreciation Rights the benefits of Rule 16b-3, or any successor provision in effect at the time of grant or exercise of a Stock Appreciation Right, to prevent the application of tax Code §409A or as it may otherwise deem advisable.

12.	Termination of Employment or Service

(a) A Participant who ceases (for any reason other than death, total and permanent disability, Retirement or termination of employment For Cause) to be an Employee, Consultant or Director of the Company or of an Affiliate may exercise any Option, Stock Appreciation Right or Other Award to the extent that such Award has vested on the date of such termination. Except for Nonqualified Stock Options which shall be exercisable only within six (6) months after such date of termination, and except as set forth in the next sentence or as otherwise set forth in the Plan, such Option, Stock Appreciation Right or Other Award shall be exercisable only within three (3) months after such date of termination, or, if earlier, within the originally prescribed term of the Award, unless the Committee shall set forth a different period in the applicable Agreement. For purposes of the Plan, employment or service shall not be deemed terminated by reason of a transfer to another employer which is the Company or an Affiliate. If any Option, Stock Appreciation Right or Other Award is not exercised following the Participant’s termination within the time specified, the Award shall terminate and the shares covered by such Option, Stock Appreciation Right or Other Award shall revert to the Plan.

(b) A Participant whose employment or service with the Company or an Affiliate is terminated For Cause shall forthwith immediately upon notice of such termination cease to have any right to exercise any Award, and the Award shall terminate and the shares covered by such Award shall revert to the Plan. For purposes of the Plan, termination “For Cause” shall be deemed to include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by a Participant of any provision of any employment, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and conduct substantially prejudicial to the business of the Company or an Affiliate. The determination of the Committee as to the existence of circumstances warranting a termination For Cause shall be conclusive. Any definition in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of For Cause and which is in effect at the time of such termination, shall supersede the definition in the Plan with respect to the Participant.

(c) If a Participant ceases to be an Employee, Consultant or Director of the Company or of an Affiliate by reason of total and permanent disability, as determined by the Committee, any Award held by him or her on the date of disability shall be fully exercisable as of the date of such cessation. A disabled Participant may exercise such Award only within a period of one (1) year after the date of such cessation or within such different period as may be determined by the Committee and set forth in the applicable Agreement, or, if earlier, within the originally prescribed term of the Award. If any Award is not exercised following the Participant’s total and permanent disability within the time specified, the Award shall terminate and the shares covered by such Award shall revert to the Plan. For purposes of the Plan, a Participant shall be deemed to have a total and permanent disability if such Participant is entitled to receive benefits under the applicable long-term disability program of the Company, or, if no such program is in effect with respect to such Participant, if the Participant has become totally and permanently disabled within the meaning of Section  409A(a)(2)(c) of the Code.

(d) If a Participant dies while the Participant is an Employee, Consultant or Director of the Company or of an Affiliate, any Award held by him at the date of death shall be fully exercisable as of the date of the Participant’s death. A deceased Participant’s legal representatives or one who acquires the Award by will or by the laws of descent and distribution may exercise such Award only within a period of one (1) year after the date of death or within such different period as may be determined by the Committee and set forth in the applicable Agreement, or, if earlier, within the originally prescribed term of the award. If any Award is not exercised following the Participant’s death within the time specified, the Award shall terminate and the shares covered by such Award shall revert to the Plan.

(e) Unless otherwise set forth in the applicable Agreement and to be applicable only to Participants who are Employees, immediately upon a Participant’s Retirement, such individual’s then unvested Awards, including those held by a permitted transferee of such individual, shall automatically accelerate and become fully vested for fifty percent (50%) of the number of shares covered by such unvested Awards and for an additional ten percent (10%) of the number of shares covered by such unvested Awards for every full year of employment by the Company or any of its Affiliates beyond ten (10) years, up to the remaining amount of the unvested Award.

Except as set forth in the following paragraph, upon Retirement of a Participant, such retired Participant (or permitted transferee of such individual) may exercise any then outstanding Awards to the extent vested only within a period of one (1) year after the date of Retirement or within such different period as may be determined by the Committee and set forth in the applicable Agreement or, if earlier, within the originally prescribed term of the Award. If any Award is not exercised following the Participant’s Retirement within the time specified, the Award shall terminate and the shares covered by such Award shall revert to the Plan. For purposes of this second paragraph of Section 12(e), the term “Retirement” as to any Employee of the Company or any of its Affiliates shall mean such person’s leaving the employment of the Company and its Affiliates after reaching age 55 with ten (10) years of service with the Company or its Affiliates, but not including pursuant to any termination For Cause or pursuant to any termination for insufficient performance, as determined by the Company.

Upon Retirement of a Participant who is required to file statements with respect to securities of the Company pursuant to Section 16 of the Securities Exchange Act of 1934, such retired Participant (or permitted transferee of such individual) may exercise any then outstanding options held by such Participant, to the extent vested as of the retirement date, that are Nonqualified Stock Options for a period equal to the shorter of (x) the remaining term of the applicable option on the retirement date; or (y) three (3) years from the retirement date. If any such option is not exercised following the Participant’s Retirement within the time specified, such Nonqualified Stock Option shall terminate and the shares covered by such Nonqualified Stock Option shall revert to the Plan. For purposes of this third paragraph of Section 12(e), the term “Retirement” shall mean such termination of his or her service or employment with the Company and its affiliates after reaching age 55 and having either (i) ten (10) years of total service with the Company or its affiliates or (ii) reached any age limit over the age of 55 that has been established by the Board of Directors of the Company as the required age for retirement, but not including pursuant to any termination For Cause, as determined by the Company.

(f) Leave of Absence.    A Participant to whom an Award has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability, or who is on a permitted leave of absence for any purpose, shall not, during the period of any such absence, be deemed by virtue of such absence alone, to have terminated his employment with the Company or with an Affiliate except as the Committee may otherwise expressly provide in the applicable Agreement.

13.	Effect of Corporate Transaction

(a) Options.    In the event of a Corporate Transaction, the Committee shall, prior to the effective date of the Corporate Transaction, as to each outstanding Option under the Plan either (i) make appropriate provisions for the Options to be assumed by the successor corporation or its parent or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or its parent; or (ii) upon written notice to the Participants provide that all Options must be exercised and the Plan will terminate (all Options having been made fully exercisable as set forth below in this Section 13(f); or (iii) terminate all Options in exchange for a cash payment equal to the excess of the then aggregate Fair Market Value of the shares subject to such Options (all Options having been made fully exercisable as set forth below in this Section 13) over the aggregate Option price thereof. Each outstanding Option under the Plan which is assumed in connection with a Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of the Common Stock as are subject to such Option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Option price payable per share, provided the aggregate Option price payable for such securities shall remain the same.

(b) Other Awards.    In the event of a Corporate Transaction, the Committee shall, prior to the effective date of the Corporate Transaction, as to each outstanding Award (other than an Option) under the Plan either (i) make appropriate provisions for the Awards to be assumed by the successor corporation or its parent or be replaced with comparable Awards with respect to the successor corporation or its parent; (ii) provide that such Awards shall be fully vested and exercisable, as applicable, prior to such Corporate Transaction and, to the extent that such Awards (other than awards of Restricted Stock) are not exercised prior to such Corporate Transaction, shall terminate upon the consummation of the Corporate Transaction or (iii) terminate all such Awards in exchange for a cash payment equal to the then aggregate Fair Market Value of the shares subject to such Award (all Awards having been made fully exercisable as set forth below in this Section 13), less any applicable exercise price.

(c) Involuntary Employment Action.    If at any time within two (2) years of the effective date of a Corporate Transaction there is an Involuntary Employment Action with respect to any Designated Employee, each then outstanding Award assumed or replaced under this Section and held by such Designated Employee (or a permitted transferee of such person) shall, upon the occurrence of such Involuntary Employment Action, automatically accelerate so that each such Award shall immediately become fully vested or exercisable, as applicable. Upon the occurrence of an Involuntary Employment Action with respect to a Designated Employee, any outstanding Options or Stock Appreciation Right held by such Designated Employee (and his or her permitted transferees) shall be exercisable within one (1) year of the Involuntary Employment Action or, if earlier, within the originally prescribed term of the Option or Stock Appreciation Right. An “Involuntary Employment Action” as to an Designated Employee shall mean the involuntary termination of the Designated Employee’s employment with the Company or an Affiliate other than For Cause, or the termination by the Designated Employee of his employment with the Company and its Affiliates upon the occurrence, without the Participant’s express written consent, of any of the following circumstances unless such circumstances are corrected (provided such circumstances are capable of correction): (i) any adverse and material alteration and diminution in the Participant’s position, title or responsibilities (other than a mere change in title or reporting relationship) as they existed immediately prior to the Corporate Transaction or as the same may be increased from time to time thereafter, (ii) a reduction of the Participant’s annual base salary or targeted bonus opportunity, in each case as in effect on the date prior to the Corporate Transaction or as the same may be increased from time to time thereafter, or (iii) relocation of the offices at which the Participant is employed which increases the Participant’s daily commute by more than 100 miles on a round trip basis.

(d) Determination of Comparability.    The determination of comparability under this Section shall be made by the Committee and its determination shall be final, binding and conclusive.

(e) Other Adjustments.    The class and number of securities available for issuance under the Plan on both an aggregate and per participant basis shall be appropriately adjusted by the Committee to reflect the effect of the Corporate Transaction upon the Company’s capital structure.

(f) Termination of the Plan.    In the event the Company terminates the Plan or elects to cash out Options or Stock Appreciation Rights in accordance with clauses (ii) and (iii) of paragraph (a) or (b) of this Section 13, then the exercisability of each affected Award outstanding under the Plan shall be automatically accelerated so that each such Award shall immediately prior to such Corporate Transaction, become fully vested and may be exercised prior to such Corporate Transaction for all or any portion of such Award. The Committee shall, in its discretion, determine the timing and mechanics required to implement the foregoing sentence.

14.	Acceleration Upon Corporate Change in Control

In the event of a Corporate Change in Control then the exercisability or vesting of each Award outstanding under the Plan shall be automatically accelerated so that each such Award shall immediately prior to such Corporate Change in Control, become fully vested or exercisable for the full number of shares of the Common Stock purchasable under an Option to the extent not previously exercised and may be exercised for all or any portion of such shares within the originally prescribed term of the Option.

15.	Rights as a Shareholder

No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(b), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

16.	No Employment Rights; No Right to Award

Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or an Affiliate or interfere in any way with the right of the Company or an Affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant. No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

17.	Securities Matters

(a) Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

18.	Withholding Taxes

Whenever cash is to be paid pursuant to an Award, the Company or Affiliate by which the Participant is employed shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Common Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company or Affiliate by which the Participant is employed in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

19.	Notification of Election Under Section 83(b) of the Code

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

20.	Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

With respect to an Incentive Stock Option, the Participant holding such Option shall notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition. Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

21.	Amendment or Termination of the Plan

No amendment to the Plan which (i) increases the number of shares of Common Stock issuable under the Plan (ii) materially changes the class of persons eligible to participate in the Plan, (iii) would have the effect of materially increasing the benefits accruing under the Plan to Participants or (iv) materially alters the provisions of the second paragraph of Section 4 shall be effective without approval by the stockholders of the Company. Except as set forth in the preceding sentence, the Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that shareholder approval shall also be required for any such amendment if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law or the requirements of any securities exchange upon which the securities of the Company trade. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Award. Notwithstanding anything herein to the contrary, any amendment shall be invalid if it triggers taxation under §409A or otherwise violates sections of the Internal Revenue Code of 1986, as amended, under which the Plan otherwise intends to comply, including, but not limited to §83, §421 and §422.

22.	Transferability

Awards granted under the Plan shall not be transferable by a participant other than (i) by will or by the laws of descent and distribution, or (ii) with respect to Awards other than Incentive Stock Options, pursuant to a qualified domestic relations order, as defined by the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, or (iii) as otherwise determined by the Committee. The designation of a beneficiary of an Award by a Participant shall not be deemed a transfer prohibited by this Section. Except as provided in the preceding sentence, an Award shall be exercisable, during a Participant’s lifetime, only by the Participant (or by his or her legal representative) and shall not be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Award contrary to the provisions of this Section, or the levy of any attachment or similar process upon an Award, shall be null and void. Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

23.	Dissolution or Liquidation of the Company

    Upon the dissolution or liquidation of the Company other than in connection with transactions to which Section 13 is applicable, all Awards granted hereunder shall terminate and become null and void; provided, however, that if the rights hereunder of a Participant or one who acquired an Award by will or by the laws of descent and distribution have not otherwise terminated and expired, the Participant or such person shall have the right immediately prior to such dissolution or liquidation to exercise any Award granted hereunder to the extent that the right to exercise such Award has accrued as of the date immediately prior to such dissolution or liquidation. Awards of Restricted Stock that have not vested as of the date of such dissolution or liquidation shall be forfeited as of the date of such dissolution or liquidation.

24.	Effective Date and Term of Plan

The Plan shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, any Awards shall be null and void. Unless extended or earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. No extension of the Plan shall operate to permit the grant of Incentive Stock options following the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

25.	Applicable Law

The Plan shall be construed and enforced in accordance with the law of the State of Nevada, without reference to its principles of conflicts of law, except to the extent that federal law supersedes such state law.

26.	Participant Rights

 No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a shareholder with respect to any shares covered by any Award until the date of the issuance of a Common Stock certificate to him or her for such shares.

27.	Unfunded Status of Awards

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

28.	No Fractional Shares

 No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

29.	Beneficiary

A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

30.	Interpretation

The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

31.	Severability

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

32.	Miscellaneous

The foregoing General Steel Holdings, Inc. 2008 Equity Incentive Plan was duly adopted by the Board of Directors of the Company on the 19th  day of June, 2008.

Proxy Solicited on Behalf of the Board of Directors of
General Steel Holdings, Inc.
the Annual Meeting of Stockholders
To Be Held At 10:00 A.M. On July 25, 2008

The stockholder of General Steel Holdings, Inc. by signing this card hereby appoints Zuosheng Yu and John Chen proxies for this card, with full power of substitution, to vote on behalf of the shares of common stock of General Steel Holdings, Inc. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held on July 25, 2008, at 10:00 A.M. at the Kuntai International Mansion Building, Suite 2315, Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District, Beijing, China 100020, and any adjournments thereof.

This Proxy, when properly executed, will be voted by the Proxies in the manner designated below. If this Proxy is returned signed but without a clear voting designation, the Proxies will vote FOR Items 1 and 2.

1. To elect nine directors of the Company to serve until the next Annual Meeting of shareholders and until their successors are duly elected and qualified.

Directors: Zuosheng Yu, John Chen, Danli Zhang, Ross Warner, John Wong, Qinghai Du, Zhongkui Cao, Chris Wang, Fred Hsu

FOR ALL ☐ AGAINST ALL ☐ ABSTAIN ☐

To vote against an individual director please write the name on the line.

___________________________________________________

2. To approve and ratify the appointment of Moore Stephens Wurth Frazer and Torbet, LLP as the Company's independent auditors for the fiscal year ending December 31, 2008.

FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To approve and ratify the Company’s 2008 Equity Incentive Plan.

FOR ☐ AGAINST ☐ ABSTAIN ☐

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement.

Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please date, sign and return this proxy card in the enclosed envelope (which requires no postage if mailed in the United States).

(continued on other side)

Reverse side

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE.
IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

DATED:_____________________________

____________________________________
(Print Full Name of Stockholder

____________________________________
(Signature of Stockholder)

____________________________________
(Signature if held jointly)

Please date the proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. Please sign the proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.